Dreyfus
Variable
Investment Fund,
Small Company
Stock Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund, Small Company Stock Portfolio. For the year ended December 31, 1997, the Portfolio provided a total return of 21.77%* compared to a total return of 24.36% for the Russell 2500 Index, the Portfolio's benchmark.** Even though the Portfolio did not achieve its investment objective of outperforming its benchmark, it did outperform the 18.95% average return of the Lipper Variable Small Cap Funds. The Fund outperformed 60% of competing funds in the Lipper universe.***

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year-end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product ("GDP") grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong, although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit.

MARKET OVERVIEW

   Price volatility for small- to mid-cap stocks and your Portfolio was higher than usual in 1997. The first quarter saw smaller stocks correct and underperform larger capitalization issues as fears of a Fed rate hike overshadowed the group's attractive valuation and improving earnings outlook. Once it became obvious that the Fed was not going to raise rates, however, investor confidence resurfaced and smaller cap issues outperformed larger cap names from May to early October.

   During the second and third quarters, smaller cap earnings also generally exceeded expectations, and this occurred at the same time that earnings for the larger cap S&P 500 companies grew more slowly. A stronger U.S. dollar was beginning to hurt foreign sales, and restructuring benefits for many companies seemed to have peaked.

   In addition, smaller cap stocks were aided by the "Taxpayer Relief Act of 1997" enacted this past June, which lowered the capital gains tax rate on securities from 28% to 20%. Lower capital gains taxes traditionally benefit high-growth companies. Dividends and regular income in the upper tax brackets are now taxed at nearly twice the capital gains rate, which is the largest tax differential between a capital gain and a dividend in nearly twenty years.

   Finally, smaller cap stocks were selling at relatively low valuation levels this spring following a year of considerable underperformance vs. the larger cap S&P 500. Such underperformance and attractive valuations could not endure with the previously mentioned profits improvement and advantageous capital gains tax cut.

   In this favorable environment, your Portfolio was able to fully participate in the smaller cap rally. Then in late October, the Asian economic and financial crisis hit the U.S. stock market and smaller cap issues suffered disproportionately more than large cap issues as there was a renewed flight to liquidity. There are concerns that the Asian crisis may lead to a worldwide economic slowdown that could impact small cap earnings, although it would appear that larger cap multinationals would suffer more.

   In the fourth quarter, smaller cap issues underperformed large cap issues. Investors punished companies that failed to meet earnings expectations, and severe price corrections hit many stocks with only limited Asian exposure.

PORTFOLIO FOCUS

   For all of 1997, diversification enhanced performance as some of our best performing stocks including Morningstar Group, Chancellor Media Cl. A, General Nutrition, CMAC Investment and Safeskin Corp. represented several portfolio sectors and industries.

   Oil service was a notable exception. That industry contributed over 125 basis points of positive performance to the Portfolio. Noble Drilling, Nabors Industries, and Smith International were outstanding performers for most of the year and were beneficiaries of a strong pickup in domestic drilling activity. The stocks, however, have had a sharp price correction since November over concerns that softer oil and natural gas prices will lead to lower drilling activity. We recently went to a slight underweight in oil service and moved to overweight in the more defensive gas utilities while maintaining our overall sector neutral weight in energy in line with our benchmark.

   Takeovers and mergers continued to contribute meaningfully to overall performance. In addition to Morningstar Group, which was acquired by Suiza Foods, RCSB Financial, USLIFE, Beacon Properties, Wyle Electronics, Sealed Air, Cinergy, and Rohr were acquired or merged at a price premium to the prevailing stock price.

   The worst performing sector last year was technology, and most of the underperformance came in the fourth quarter due to the Asian crisis. The five poorest performing stocks in 1997 were Electronics for Imaging ("EFII"), Chesapeake Energy, Komag, Fila Holdings ADS and Benton Oil & Gas.

   EFII's stock price plunged in December when the company announced that a major earnings shortfall would occur due to a sharp drop in Japanese orders for its color copier system. Chesapeake Energy suffered from a writedown of its natural gas reserves and Fila Holdings ADS was hurt by an unsuccessful athletic shoe line in a more competitive market; both issues were eliminated. Komag was impacted by the slowdown in disk drive sales, which appears more industry related than company specific. Benton was hurt by lower oil prices and higher development costs. Komag and Benton Oil & Gas, as well as EFII, were retained in the Portfolio.

   Once the Asian crisis stabilizes, the favorable fundamentals of smaller cap companies should, in our opinion, reassert themselves. We believe their profits can still outpace those of large cap companies, and most are unlikely to be buffeted as much by the problems in Southeast Asia and the limitations of a stronger U.S. dollar. Moreover, stock price valuations for our universe remain appealing relative to the large caps. Lastly, we believe that our emphasis on risk control and stock selection can enable us to provide above average competitive returns.
                                           Sincerely,
                    /s/ Anthony J. Galise                /s/ James C. Wadsworth

                    Anthony J. Galise                    James C. Wadsworth
                                      Portfolio Managers

January 21, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: THE FRANK RUSSELL COMPANY -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2500 Index is an unmanaged index of small- and medium-size company stock performance.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Lipper Variable Small Cap Funds is an index comprised of funds that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase.

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO AND THE RUSSELL 2500 INDEX

Dollars

$13,366
Russell 2500 Index*

$13,240
Dreyfus Variable
Investment Fund,
Small Company Stock
Portfolio

*Source: The Frank Russell Company

Average Annual Total Returns
--------------------------------------------------------------------------------

                     One Year Ended                   From Inception (5/1/96)
                   December 31, 1997                    to December 31, 1997
                   -----------------                  -----------------------
                         21.77%                               18.30%

-----------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Small Company Stock Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Russell 2500 Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Russell 2500 Index is an unmanaged index and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                 December 31, 1997


Common Stocks--98.9%                                                                    Shares           Value
-------------------------------------------------------------------------------      ------------     -----------
         Basic Industries--6.2%  ACX Technologies..............................             6,250(a)  $   152,734
                                 American Building.............................             2,600(a)       65,650
                                 AptarGroup....................................             2,600         144,300
                                 Cabot.........................................             6,900         190,613
                                 Caraustar Industries..........................             3,450         118,162
                                 Clayton Homes.................................             9,337         168,066
                                 Cytec Industries..............................             5,350(a)      251,116
                                 Jacobs Engineering Group......................             2,800(a)       71,050
                                 Medusa........................................             3,050         127,528
                                 Potash Saskatchewan, ADR......................             1,395         115,785
                                 Sybron International..........................             2,500(a)      117,344
                                 Triangle Pacific..............................             3,050(a)      103,319
                                 Unisource Worldwide...........................             7,500         106,875
                                                                                                      -----------
                                                                                                        1,732,542
                                                                                                      -----------

        Capital Spending--23.2%  AGCO..........................................             7,600         222,300
                                 Adaptec.......................................             5,370(a)      199,361
                                 Altron........................................             5,550(a)       73,537
                                 Analysts International........................             3,900         134,550
                                 Atmel.........................................             6,300(a)      116,944
                                 CIDCO ........................................             6,600(a)      128,700
                                 Cognex........................................             3,550(a)       96,738
                                 Cognos........................................             6,000(a)      138,000
                                 DT Industries.................................             3,600         122,400
                                 Dallas Semiconductor..........................             3,750         152,813
                                 Duke Realty Investments.......................             6,200         150,350
                                 ECI Telecommunications, ADR...................             4,900         124,950
                                 ENCAD ........................................             5,200(a)      143,000
                                 Electroglas...................................             6,050(a)       93,397
                                 Electronics For Imaging.......................             6,100(a)      101,413
                                 Galileo International.........................             5,900         162,988
                                 Goodrich (B.F.)...............................             3,250         134,672
                                 Hadco.........................................             3,750(a)      169,687
                                 HealthCare COMPARE............................             3,800(a)      194,275
                                 Hummingbird Communications....................             5,050(a)      159,391
                                 Intuit........................................             6,200(a)      255,750
                                 Kennametal....................................             3,650         189,116
                                 Komag ........................................             7,300(a)      108,587
                                 Mutual Risk Management........................            10,566         316,320
                                 Olsten........................................             9,500         142,500
                                 Pittston Brinks Group.........................             6,150         247,537
                                 Plantronics...................................             5,100(a)      204,000
                                 Regis.........................................             4,775         119,972
                                 Rental Service................................             6,100(a)      149,831
                                 Silicon Valley Group..........................             9,100(a)      205,887
                                 Sirrom Capital................................             5,300         276,262
                                 Sotheby's Holdings, Cl. A.....................             7,700         142,450



Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                    December 31, 1997


Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      ------------     -----------
   Capital Spending (continued)
                                 Sterling Commerce.............................             5,372(a)      206,486
                                 Sterling Software.............................             5,350(a)      219,350
                                 SunGuard Data Systems.........................             9,700(a)      300,700
                                 Tech Data.....................................             6,050(a)      235,194
                                 Thiokol.......................................             1,300         105,625
                                 Waters........................................             3,600(a)      135,450
                                 Zebra Technologies, Cl. A.....................             5,200(a)      154,700
                                                                                                     ------------
                                                                                                        6,535,183
                                                                                                     ------------
       Consumer Cyclical--16.2%  Apple South...................................             4,000   $      52,500
                                 BJ's Wholesale Club...........................             5,000(a)      156,875
                                 Borg-Warner Automotive........................             2,550         132,600
                                 Cannondale....................................             5,600(a)      121,800
                                 Chancellor Media, Cl. A.......................             5,300         395,512
                                 CompUSA.......................................             7,800(a)      241,800
                                 Devon Group...................................             3,050(a)      140,300
                                 Ethan Allen Interiors.........................             3,800         146,538
                                 Fingerhut Cos.................................            11,300         241,538
                                 Footstar......................................             5,500(a)      147,812
                                 General Nutrition.............................             7,200(a)      244,800
                                 Harman International..........................             2,700         114,581
                                 Hollinger International, Cl. A................             8,600         120,400
                                 Interface, Cl. A..............................             6,050         175,450
                                 Interstate Hotels.............................             3,900(a)      136,744
                                 Promus Hotel..................................             3,530(a)      148,260
                                 Regal Cinemas.................................             8,675(a)      241,816
                                 Reynolds & Reynolds, Cl. A....................             5,700         105,094
                                 Richfood Holdings.............................             3,475          98,169
                                 Ryan's Family Steak House.....................            15,150(a)      129,722
                                 Speedway Motorsports..........................             4,900(a)      121,581
                                 Tommy Hilfiger................................             2,950(a)      103,619
                                 Tower Automotive..............................             3,100(a)      130,394
                                 U.S. Industries...............................             5,300         159,662
                                 U.S. Office Products..........................             8,600(a)      168,775
                                 Wallace Computer Services.....................             5,700         221,587
                                 Warnaco Group, Cl. A..........................             5,300         166,287
                                 Zale..........................................             7,950(a)      182,850
                                                                                                     ------------
                                                                                                        4,547,066
                                                                                                     ------------

         Consumer Staples--3.3%  Central Garden & Pet..........................             6,200(a)      162,750
                                 Consolidated Cigar Holdings, Cl. A............             4,900(a)      135,056
                                 Dial..........................................             7,900         164,419
                                 Robert Mondavi, Cl. A.........................             3,100(a)      151,125
                                 Suiza Foods...................................             5,417(a)      322,680
                                                                                                     ------------
                                                                                                          936,030
                                                                                                     ------------


Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                    December 31, 1997

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      ------------     -----------
                   Energy--7.0%  Benton Oil & Gas..............................            10,750(a)      139,078
                                 Devon Energy..................................             4,500         173,250
                                 Holly.........................................             2,750          75,969
                                 KN Energy.....................................             2,850         153,900
                                 Nabors Industries.............................             7,450(a)      234,209
                                 Newfield Exploration..........................             4,900(a)      114,231
                                 Offshore Logistics............................             5,900(a)      126,113
                                 Pacific Enterprises...........................             7,850(a)      295,356
                                 Smith International...........................             3,450(a)      211,744
                                 Ultramar Diamond Shamrock.....................             5,500         175,312
                                 Valero Energy.................................             4,500         141,469
                                 WICOR ........................................             2,950         136,991
                                                                                                     ------------
                                                                                                        1,977,622
                                                                                                     ------------



              Health Care--8.3%  AmeriSource Health, Cl. A.....................             5,900(a)      343,675
                                 ESC Medical Systems...........................             4,800(a)      186,000
                                 Lincare Holdings..............................             3,600(a)      205,200
                                 Orthodontic Centers of America................            11,500(a)      191,187
                                 Physician Sales & Services....................            11,400(a)      245,100
                                 Quorum Health Group...........................             7,500(a)      195,938
                                 Safeskin......................................             4,200(a)      238,350
                                 Sun Healthcare Group..........................             7,800(a)      151,125
                                 Universal Health Services, Cl. B..............             4,500(a)      226,687
                                 Watson Pharmaceuticals........................            11,300(a)      366,544
                                                                                                     ------------
                                                                                                        2,349,806
                                                                                                     ------------

      Interest Sensitive--21.5%  AMBAC ........................................             4,500         207,000
                                 AMRESCO.......................................             7,250(a)      219,313
                                 AmeriCredit...................................             3,600(a)       99,675
                                 Amerin........................................             5,300(a)      148,400
                                 Bank United, Cl. A............................             3,400         166,388
                                 Boston Properties.............................             3,200         105,800
                                 CMAC Investment...............................             5,400         326,025
                                 Camden Property Trust.........................             5,000         155,000
                                 City National.................................             7,600         280,725
                                 Cullen Frost Bankers..........................             5,100         309,506
                                 EVEREN Capital................................             3,620         171,950
                                 Edwards (A.G.)................................             6,125         243,469
                                 Equity Office Properties Trust................             6,276         198,086
                                 FelCor Suite Hotels...........................             3,500         124,250
                                 First Tennessee National......................             3,500         233,625
                                 Franchise Finance Corp. of America............             4,700         126,900
                                 Health Care Property Investors................             3,750         141,797
                                 Hibernia, Cl. A...............................            11,400         214,462
                                 Highwoods Properties..........................             4,000         148,750
                                 Mack-Cali Realty..............................             4,540         186,140
                                 Mid Ocean.....................................             3,250         176,313
                                 Money Store...................................             9,450         198,450
                                 ONBANCorp.....................................             3,650         257,325
                                 Old Kent Financial............................             6,532         258,830
                                 Pacific Century Financial.....................             7,400         183,150
                                 Pacific Gulf Properties.......................             6,700         159,125
                                 People's Bank.................................             4,800         182,400
                                 Protective Life...............................             2,700         161,325
                                 Reliance Group Holdings.......................            12,000         169,500
                                 TCF Financial.................................             7,000         237,562
                                 United Cos. Financial.........................             3,850          59,675
                                 Washington Federal............................             6,078         191,077
                                                                                                     ------------
                                                                                                        6,041,993
                                                                                                     ------------

        Mining and Metals--3.3%  Brush Wellman.................................             4,100         100,450
                                 Cable Design Technologies.....................             3,250(a)      126,344
                                 IMCO Recycling................................             6,300         101,194
                                 Philip Services...............................            18,900(a)      271,687
                                 Titanium Metals...............................             5,700(a)      164,587
                                 TubosDeAceroMex, ADR. ........................             7,700(a)      166,513
                                                                                                     ------------
                                                                                                          930,775
                                                                                                     ------------

           Transportation--2.5%  Air Express International......................            3,650         111,325
                                 America West Holdings, Cl. B..................            12,250(a)      228,156
                                 Illinois Central..............................             4,300         146,469
                                 Pittston Burlington Group.....................             3,550          93,188
                                 Teekay Shipping...............................             3,300         110,756
                                                                                                     ------------
                                                                                                          689,894
                                                                                                     ------------



Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                      December 31, 1997

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      ------------     -----------
                Utilities--7.4%  CalEnergy.....................................             7,400(a)      212,750
                                 Calpine.......................................             9,100(a)      135,362
                                 DQE...........................................             5,650         198,456
                                 Illinova......................................             6,900         185,869
                                 LCI International.............................             5,350(a)      164,513
                                 MidAmerican Energy Holdings...................             8,350         183,700
                                 Montana Power.................................             5,900         187,694
                                 NIPSCO Industries.............................             4,000         197,750
                                 Pinnacle West Capital.........................             6,050         256,369
                                 Tel-Save Holdings.............................             9,700(a)      192,787
                                 Transaction Network Services..................            10,300(a)      177,675
                                                                                                     ------------
                                                                                                        2,092,925
                                                                                                     ------------
                                 TOTAL COMMON STOCKS
                                   (cost $25,333,677)..........................                       $27,833,836
                                                                                                     ============


Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                     December 31, 1997

                                                                                      Principal
Short-Term Investments--5.1%                                                            Amount           Value
-------------------------------------------------------------------------------      ------------     -----------
          U.S. Treasury Bills:   5.16%, 1/22/98................................      $    830,000     $   827,560
                                 5.28%, 2/5/98.................................            45,000          44,780
                                 5.21%, 3/5/98.................................           352,000         348,828
                                 5.23%, 3/12/98................................           131,000         129,694
                                 5.11%, 4/2/98.................................           101,000          99,671
                                                                                                     ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $1,450,412)...........................                       $ 1,450,533
                                                                                                     ============
TOTAL INVESTMENTS (cost $26,784,089)...........................................           104.0%      $29,284,369
                                                                                         =======     ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................            (4.0%)     $(1,130,300)
                                                                                         =======     ============
NET ASSETS.....................................................................           100.0%      $28,154,069
                                                                                         =======     ============



Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.

                       See notes to financial statements.


Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                December 31, 1997
                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $26,784,089       $29,284,369
                              Cash.............................................                                       77,539
                              Receivable for investment securities sold........                                       28,710
                              Dividends receivable.............................                                       25,758
                              Prepaid expenses.................................                                           75
                                                                                                                ------------
                                                                                                                  29,416,451
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       28,081
                              Payable for investment securities purchased......                                    1,217,002
                              Accrued expenses ................................                                       17,299
                                                                                                                ------------
                                                                                                                   1,262,382
                                                                                                                ------------

NET ASSETS.....................................................................                                  $28,154,069
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                  $25,566,712
                              Accumulated undistributed investment income--net..                                       9,670
                              Accumulated net realized gain (loss) on investments                                     77,407
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5..........................                                   2,500,280
                                                                                                                ------------
NET ASSETS.....................................................................                                  $28,154,069
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    1,745,873

NET ASSET VALUE, offering and redemption price per share.......................                                       $16.13
                                                                                                                     =======

                       See notes to financial statements.


Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                         Year Ended December 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $478 foreign taxes
                                withheld at source) .....................        $   204,553
                              Interest...................................             43,967
                                                                                 -----------
                                Total Income.............................                               $   248,520


EXPENSES:                     Investment advisory fee--Note 4(a)..........           113,161
                              Custodian fees--Note 4(a)...................            23,405
                              Auditing fees..............................             18,268
                              Prospectus and shareholders' reports.......              6,120
                              Registration fees..........................              5,326
                              Legal fees.................................                563
                              Shareholder servicing costs................                398
                              Trustees' fees and expenses--Note 4(b)......               382
                              Loan commitment fees--Note 3................               146
                              Interest expense--Note 3....................               119
                              Miscellaneous..............................                754
                                                                                 -----------
                                Total Expenses...........................                                   168,642
                                                                                                        -----------



INVESTMENT INCOME--NET....................................................                                   79,878



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments....        $   535,237
                              Net unrealized appreciation (depreciation)
                                on investments...........................          1,941,468
                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                 2,476,705
                                                                                                        -----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                $2,556,583
                                                                                                        ===========

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                Year Ended        Year Ended
                                                                             December 31, 1997 December 31, 1996*
                                                                             ----------------- -----------------
OPERATIONS:
   Investment income--net.................................................    $       79,878    $       27,985
   Net realized gain (loss) on investments................................           535,237            15,153
   Net unrealized appreciation (depreciation) on investments..............         1,941,468           558,812
                                                                                ------------      ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....         2,556,583           601,950
                                                                                ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................          (70,208)          (29,082)
   Net realized gain on investments.......................................          (467,411)           (4,475)
                                                                                ------------      ------------

      Total Dividends.....................................................          (537,619)          (33,557)
                                                                                -------------     ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................        19,389,206        13,969,599
   Dividends reinvested...................................................           537,619            33,557
   Cost of shares redeemed................................................        (1,940,009)       (6,423,260)
                                                                                ------------      ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions     17,986,816         7,579,896
                                                                                ------------      ------------

         Total Increase (Decrease) in Net Assets..........................        20,005,780         8,148,289

NET ASSETS:
   Beginning of Period....................................................         8,148,289           --
                                                                                ------------      ------------
   End of Period..........................................................       $28,154,069      $  8,148,289
                                                                                ============      ============
Undistributed investment income--net.......................................      $     9,670            --
                                                                                ------------      ------------
                                                                                   Shares            Shares
                                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................         1,246,716         1,107,475
   Shares issued for dividends reinvested.................................            34,650             2,521
   Shares redeemed........................................................          (137,983)         (507,506)
                                                                                ------------      ------------

      Net Increase (Decrease) in Shares Outstanding.......................         1,143,383           602,490
                                                                                ============      ============

----------
* From April 30, 1996 (commencement of operations) to December 31, 1996.

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                                 Year Ended
                                                                                                December 31,
                                                                                            -------------------
PER SHARE DATA:                                                                               1997       1996(1)
                                                                                            -------     -------

   Net asset value, beginning of period.................................................     $13.52      $12.50
                                                                                            -------     -------
   Investment Operations:
   Investment income--net...............................................................        .05         .05
   Net realized and unrealized gain (loss) on investments...............................       2.89        1.03
                                                                                            -------     -------
   Total from Investment Operations.....................................................       2.94        1.08
                                                                                            -------     -------
   Distributions:
   Dividends from investment income--net................................................       (.04)       (.05)
   Dividends from net realized gain on investments......................................       (.29)       (.01)
                                                                                            -------     -------
   Total Distributions..................................................................       (.33)       (.06)
                                                                                            -------     -------
   Net asset value, end of period.......................................................     $16.13      $13.52
                                                                                            =======     =======
TOTAL INVESTMENT RETURN.................................................................      21.77%       8.73%(2,3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............................................       1.12%        .75%(2)
   Ratio of net investment income to average net assets.................................        .53%        .39%(2)
   Decrease reflected in above expense ratios due to undertakings by The Dreyfus Corporation     --         .19%(2)
   Porfolio Turnover Rate...............................................................      34.38%      35.68%(2)
   Average commission rate paid (4).....................................................     $.0555      $.0412
   Net Assets, end of period (000's Omitted)............................................    $28,154      $8,148

--------
(1) From April 30, 1996 (commencement of operations) to December 31, 1996.
(2) Not annualized.
(3) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(4) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Company Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $1,900, with a related weighted average annualized interest rate of 6.18%.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended December 31, 1997, the Series was charged $23,405 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $23,189,298 and $4,984,871, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $2,500,280, consisting of $3,509,203 gross unrealized appreciation and $1,008,923 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Small Company Stock Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                 Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Small Company Stock Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.254 per share as long-term capital gain distribution (of which 22.44% is subject to the 20% maximum Federal tax rate) of the $.315 per share paid on December 22, 1997 and also designates $.001 per share as a long-term capital gain distribution of the $.015 per share paid on March 31, 1997.

   Additionally, the Series designates 99.37% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Small Company Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                151AR9712